UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 268-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	NFE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 15, 2021, the stockholders of New Fortress Energy Inc. (the “Company”) voted on the matters described below:

1.
The Company’s stockholders elected two Class II directors, who comprise all the directors of such class, to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are duly elected or appointed and qualified. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*
David J. Grain	152,504,920	9,492,098	3,692,188
C. William Griffin	152,473,516	9,523,502	3,692,188

2.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below:

Votes For	Votes Against	Abstentions
165,623,369	61,574	4,263

3.
The Company’s stockholders voted to approve, by a non-binding advisory basis, the compensation of its Named Executive Officers as described in the proxy statement. The numbers of shares that voted for, against, abstained and represented broker non-votes with respect to this proposal are summarized in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes*
161,844,456	126,005	26,557	3,692,188

4.
The Company’s stockholders voted, by a non-binding advisory basis, for a frequency of three years for future advisory votes on Named Executive Officers’ compensation. The numbers of shares that voted for one year, two years, three years, abstained and represented broker non-votes with respect to this proposal are summarized in the table below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes*
20,507,270	33,437	141,447,422	8,889	3,692,188

*
Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the Nasdaq Global Select Market (“Nasdaq”) from voting on a particular matter. Under Nasdaq rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters.  Brokers who do not receive instructions are not entitled to vote on the election of directors, the compensation of its Named Executive Officers or the frequency of future advisory votes on Named Executive Officers’ compensation, but they are entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: June 21, 2021	By:	/s/ Christopher S. Guinta
Name: Christopher S. Guinta
Title: Chief Financial Officer